CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT (Tables)	9 Months Ended
Sep. 30, 2021
CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT
Schedule of fair value of warrants granted using the black scholes merton option pricing model

The following assumptions were used to estimate the fair value of warrants granted using the Black-Scholes-Merton option pricing model during the nine months ended September 30:

	2021	2020
Assumptions:
Risk-free interest rate	0.90% - 1.30%	—%
Expected term (in years)	5.00 - 10.00	—
Expected volatility	61% - 69%	—%
Expected dividend yield	—%	—%

Schedule of Warrant activity

			Weighted Average
			Remaining
	Options	Weighted Average	Contractual Term
	Outstanding	Exercise Price	in Years
Balance at December 31, 2020	23,309	$0.06	0.75
Granted	102,500	$9.76	5.34
Exercised	(17,889)	$0.06	—
Expired	(5,420)	$0.06	—
Balance at September 30, 2021	102,500	$9.76	5.34